TII INDUSTRIES, INC.

                             SUBSCRIPTION AGREEMENT

                                       AND

                         INVESTOR INFORMATION STATEMENT

                                  INSTRUCTIONS

                IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING.
           SIGNIFICANT REPRESENTATIONS ARE CONTAINED IN THIS DOCUMENT.

               THERE ARE TWO AGREEMENTS ATTACHED. BOTH AGREEMENTS
             NEED TO BE REVIEWED, COMPLETED AND EXECUTED AS FOLLOWS:

         1.       Fill in the missing information on Page 1.

         2. Individual Investors must complete and sign Question 7.7 on Page 4 and complete and sign the signature page on Page 8.

         3. Entity Investors must complete Question 7.8 on Page 5 and sign the signature page on Page 9 (certain persons affiliated with the entity may be required to complete Question 7.7 and, if so, copies of Page 4 should be added, completed and signed by those persons).

                       DELIVER THE EXECUTED AGREEMENTS TO:
                            M.H. MEYERSON & CO., INC.
                            525 WASHINGTON BOULEVARD

                                   34TH FLOOR

                              JERSEY CITY, NJ 07310
                  ATTENTION: MS. TRACY R. CEPEDA (800) 444-4114

                            Print Name of Subscriber ___________________________


            SUBSCRIPTION AGREEMENT AND INVESTOR INFORMATION STATEMENT

 IMPORTANT: PLEASE REFER TO SCHEDULE 1 COMMENCING ON PAGE 10 WHEN REVIEWING THIS
     DOCUMENT. THE SCHEDULE IS INCORPORATED HEREIN AND MADE A PART HEREOF.

The Company and the Investor hereby agree as follows:

         1. SUBSCRIPTION FOR SECURITIES. I (sometimes referred to herein as the "Investor") hereby subscribe for and agree to purchase $________________ of the securities being offered by the Company described on SCHEDULE 1 hereto ("Securities") upon the terms and conditions set forth in this Agreement and
SCHEDULE 1. M.H. Meyerson & Co., Inc. ("M.H. Meyerson") is acting as exclusive placement agent for the offering.

         2. OFFERING PERIOD. The Securities are currently being offered by the Company through the date set forth on SCHEDULE 1 ("Termination Date").

         3. INVESTOR DELIVERY OF DOCUMENTS AND PAYMENT. I hereby tender to M.H. Meyerson, as placement agent for the Company (i) the full purchase price for all Securities subscribed for by me by check or wire in accordance with the instructions set forth on SCHEDULE 1, and (ii) two manually executed copies of this Subscription Agreement. Prior to the earlier of a Closing (as defined in Section 5 hereof) or the Termination Date, my wire transfer will be held by M.H. Meyerson in a non-interest bearing bank, segregated bank account subject to the terms and conditions herein. If the Company does not receive and accept the minimum subscriptions required to have a Closing as set forth on SCHEDULE 1 by the Termination Date, my payment will be returned to me without interest or deduction.

         4. ACCEPTANCE OR REJECTION OF SUBSCRIPTION. The Company and M.H. Meyerson have the right to reject this subscription for the Securities, in whole or in part, for any reason and at any time prior to the Closing, notwithstanding prior receipt by me of notice of acceptance of my subscription. In the event of the rejection of this subscription, my payment will be returned promptly to me without interest or deduction and, if my subscription is rejected in whole, this Subscription Agreement will have no force or effect. The Securities subscribed for herein will not be deemed issued to or owned by me until two copies of this Subscription Agreement have been executed by me and countersigned by the Company and the Closing with respect to my subscription has occurred.

         5. CLOSING AND DELIVERY OF SECURITIES. A closing ("Closing") may occur at the office of Graubard Mollen & Miller at such time as determined jointly by the Company and M.H. Meyerson provided that M.H. Meyerson has received and the Company has accepted subscriptions for the minimum amount of Securities as set forth on SCHEDULE 1. In the event my subscription is accepted and there is a Closing, my payment will be released to the Company and the certificates representing the Securities will be delivered promptly to me along with a fully executed version of this Agreement.

         6. OFFERING TO ACCREDITED INVESTORS. This offering is limited to accredited investors as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended ("Securities Act"), and is being made without registration under the Securities Act in reliance upon the exemptions contained in Section 4(2) of the Securities Act and applicable state securities laws. As indicated by my responses on page 7 or 8 hereof, I am an "accredited investor" within the meaning of Rule 501 promulgated thereunder. 1.


         7. INVESTOR REPRESENTATIONS AND WARRANTIES. I acknowledge, represent and warrant to the Company and M.H. Meyerson as follows:

            7.1 Obligations of the Company and the Investor. The Company has no obligation to me other than as set forth in this Agreement, including but not limited to the obligations described in Section 7.1 of SCHEDULE 1. I have read and agree to the restrictions set forth in Section 7.1 of SCHEDULE 1. I am aware that, except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith will survive my death or disability. In order to induce the Company to issue and sell the Securities to me, I represent and warrant that the information relating to me stated herein is true and complete as of the date hereof and will be true and complete as of the date on which my purchase of Securities becomes effective. If, prior to the final consummation of the offer and sale of the Securities, there should be any change in such information or any of such information becomes incorrect or incomplete, I agree to notify the Company and supply the Company promptly with corrective information.

            7.2 Information About the Company.

                  (1) I have read the confidential private placement memorandum relating to this offering ("Memorandum") and all exhibits listed therein and fully understand the Memorandum, including the Section entitled "Risk Factors" and the Memorandum's exhibits. I have been given access to full and complete information regarding the Company and have utilized such access to my satisfaction for the purpose of verifying the information included in the Memorandum and exhibits thereto, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking reasonable questions of such officers concerning the terms and conditions of the offering of the Securities and the business and operations of the Company and all such questions have been answered to my full satisfaction. I have also been given an opportunity to obtain any additional relevant information to the extent reasonably available to the Company. I have received all information and materials regarding the Company that I have reasonably requested. After my reading of the materials about the Company, I understand that there is no assurance as to the future performance of the Company.

                  (2) I have  received no  representation  or warranty  from the
         Company or M.H. Meyerson or any of their respective officers, directors, employees or agents in respect of my investment in the Company. I (i) have not seen any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet and (ii) have not participated in any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

            7.3 Speculative Investment. I am aware that the Securities are a speculative investment that involves a high degree of risk including, but not limited to, the risk of losses from operations of the Company and the total loss of my investment. I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have either used a purchaser representative (as defined in Regulation D) or I do not require any person to serve as my purchaser representative (as defined in Regulation D) in connection with evaluating such merits and risks as I am capable of relying on my own investigation in making a decision to invest in the Company. I have been advised to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment. I believe that the investment in the Securities is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company. The investment in the Company will not constitute a substantial part of my investment portfolio.

            7.4 Restrictions on Transfer. I understand that (i) the Securities have not been registered under the Securities Act or the securities laws of certain states in reliance on specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company, and (iii) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and applicable state securities laws. I acknowledge that there is no assurance that the Company will file any Registration Statement for the Securities I am purchasing, that such Registration Statement, if filed, will be declared effective or, if declared effective, that the Company will be able to keep it effective until I sell the securities registered thereon.

            7.5 No Market for Securities. I am purchasing the Securities for my own account for investment and not with a view to, or for sale in connection with, any subsequent distribution of the Securities, nor with any present intention of selling or otherwise disposing of all or any part of the Securities. I understand that, although there is a public market for the Common Stock included in the Securities, there is no assurance that such market will continue and there is no market at present for the Units themselves or the Warrants included in the Securities and it is unlikely that a market will ever develop for these two securities in the future (the term Securities will be deemed hereinafter to include the underlying securities). I agree that (i) the purchase of the Securities is a long-term investment, (ii) I may have to bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Securities Act and may never be registered and, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states, or an exemption from such registration is available. I understand that the Company is under no obligation to register the Securities, except as may be set forth in Section 7.1 of
SCHEDULE 1, or to assist me in complying with any exemption from such registration under the Securities Act or any state securities laws. I hereby authorize the Company to place a legend denoting the restrictions on the certificates representing the Securities and corresponding "stop transfer" instructions with respect to the Securities.

            7.6 Entity Authority. If the Investor is a corporation, limited liability company, partnership, company, trust, employee benefit plan, individual retirement account, Keogh Plan or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so and to carry out such subscriber's obligations under the Subscription Agreement, including making such entity's representations and warranties made hereby.

            7.7 ACCREDITED INVESTOR STATUS FOR INDIVIDUALS. (INVESTORS THAT ARE CORPORATIONS, LIMITED LIABILITY COMPANIES, PARTNERSHIPS, REVOCABLE TRUSTS, IRREVOCABLE TRUSTS, EMPLOYEE BENEFIT PLAN TRUSTS AND INDIVIDUAL RETIREMENT ACCOUNTS SHOULD IGNORE THE FOLLOWING QUESTIONS AND PROCEED TO SECTION 7.8).

                  (a) I am an accredited investor within the meaning of Section 2(15) of the Securities Act and Rule 501 promulgated thereunder because (check any boxes that apply):

                  My individual annual income during each of the two most recent
        [  ]      years  exceeded  $200,000 and I expect my annual income during the current year will exceed $200,000.


                  If I am married,  my joint annual income with my spouse during
        [  ]      each of the two most  recent  years  exceeded  $300,000  and I expect my joint annual income with my spouse during the current year will exceed $300,000.


        [  ]      My  individual  or joint  (together  with my spouse) net worth
                  (including my home, home furnishings and automobiles)  exceeds
                  $1,000,000.

         (b)      The   aggregate   value   of  my   assets   is   approximately
                  $___________.

         (c)      My aggregate liabilities are approximately $___________.

         (d)      My current and expected income is:

         --------------------------------------- -------------------------------
                          YEAR                               INCOME
         --------------------------------------- -------------------------------
                    2000 (estimated)             $
         --------------------------------------- -------------------------------
                     1999 (Actual)               $
         --------------------------------------- -------------------------------
                     1998 (Actual)               $
         --------------------------------------- -------------------------------

                  I hereby confirm the answers to Section 7.7 are true and correct in all respects as of the date hereof and will be on the date of the purchase of Securities.

                  Executed this ____ day of ________, 2000.


                  Signature:

                  Print Name:

         INDIVIDUAL INVESTORS MAY SKIP TO SECTION 7.9 ON PAGE 6. EACH PERSON ASSOCIATED WITH AN ENTITY INVESTOR WHO IS REQUIRED UNDER SECTION 7.8 TO SEPARATELY COMPLETE THE QUESTIONS IN THIS SECTION 7.7 MUST COMPLETE THIS SECTION
7.7 AND SIGN THE ABOVE CONFIRMATION.

            7.8 ACCREDITED INVESTOR STATUS FOR ENTITIES. (INVESTORS WHO ARE INDIVIDUALS SHOULD IGNORE THESE QUESTIONS.)

                  (a) The entity is a (check applicable box):

|_|      Corporation
|_|      Limited Liability Company
|_|      Partnership
|_|      Revocable Trust
|_|      Irrevocable  Trust  (if  the  Investor  is  an  Irrevocable   Trust,  a
         supplemental questionnaire must be completed by the person directing the decision for the trust. Please contact M.H. Meyerson for a copy of such supplemental questionnaire. Its address and telephone number are on SCHEDULE 1.)
|_|      Employee Benefit Plan Trust
|_|      Individual Retirement Account (If you are an IRA, skip (b))

                  (b)     Check all boxes which apply:

|_|      The Entity was NOT formed for the specific  purpose of investing in the
         Company
|_|      The Entity has total assets in excess of $5 million dollars
|_| For Employee Benefit Plan Trusts Only: The decision to invest in the Company was made by a plan fiduciary, as defined in Section 3(21) of ERISA, who is either a bank, insurance company or registered investment advisor.

                  (c) If you did not check the first two of the three boxes in Question (b) OR if the Entity is an Individual Retirement Account, a Self-directed Employee Benefit Plan Trust or an Irrevocable Trust, list the name of each person who:

                  (i) owns an equity interest in the Entity (i.e., each shareholder if the Entity is a corporation, each member if the Entity is a limited liability company and each partner if the Entity is a partnership); or

                  (ii) is a grantor for the revocable trust or Individual Retirement Account; or

                  (iii) is the person making the investment decision for a self-directed Employee Benefit Plan Trust; or

                  (iv) is the person making the investment decisions for an Irrevocable Trust.

        ---------------------------                 --------------------------

        ---------------------------                 --------------------------

          EACH PERSON LISTED ABOVE MUST SEPARATELY COMPLETE AND SUBMIT
             TO THE COMPANY THE ANSWERS TO QUESTION 7.7 AND SIGN THE
                 WRITTEN CONFIRMATION AT THE END OF SECTION 7.7.

            7.9 No Offer Until Determination of Suitability. I acknowledge that any delivery to me of the documents relating to the offering of the Securities prior to the determination by the Company of my suitability will not constitute an offer of the Securities until such determination of suitability is made.

            7.10 For Florida Residents. The Securities have not been registered under the Securities Act of 1933, as amended, or the Florida Securities Act, by reason of specific exemptions thereunder relating to the limited availability of the Offering. The Securities cannot be sold, transferred or otherwise disposed of to any person or entity unless subsequently registered under the Securities Act of 1933, as amended, or the Securities Act of Florida, if such registration is required. Pursuant to Section 517.061(11) of the Florida Securities Act, when sales are made to five (5) or more persons in Florida, any sale made pursuant to Subsection 517.061(11) of the Florida Securities Act will be voidable by such Florida purchaser either within three days after the first tender of consideration is made by the purchaser to the issuer, an agent of the issuer, or an escrow agent, or within three days after the availability of the privilege is communicated to such purchaser, whichever occurs later. This constitutes such communication. In addition, as required by Section 517.061(11) (a)(3), Florida Statutes and by Rule 3-500.05(a) thereunder, if I am a Florida resident I have had, at the offices of the Company, at any reasonable hour, after reasonable notice, access to the materials set forth in the Rule that the Company can obtain without unreasonable effort or expense.

         8. INDEMNIFICATION. I hereby agree to indemnify and hold harmless the Company and M.H. Meyerson, their respective officers, directors, stockholders, employees, agents, and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained herein or omission to make a statement made herein not misleading, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein. M.H. Meyerson is a third-party beneficiary of this Section and this Section may not be modified or amended without the prior written agreement of M.H. Meyerson.

         9. SEVERABILITY; REMEDIES. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement are nevertheless binding with the same effect as though the void parts were deleted.

         10. GOVERNING LAW AND JURISDICTION. This Subscription Agreement will be deemed to have been made and delivered in New York City and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. Each of the Company and the Investor hereby (i) agrees that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding, (iv) agrees to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New

York and (v) agrees that service of process upon the Investor may be made by certified mail to the Investor's address set forth on the signature page will be deemed in every respect effective service of process upon it in any suit, action or proceeding.

         11. COUNTERPARTS. This Subscription Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

         12. BENEFIT. This Subscription Agreement is binding upon and inures to the benefit of the parties hereto (and M.H. Meyerson to the extent it is a third-party beneficiary hereof) and their respective heirs, executors, personal representatives, successors and assigns. M.H. Meyerson is a third-party beneficiary with respect to any sections hereof that so state or that otherwise indicate that M.H. Meyerson would be entitled to rely on the representations, warranties or covenants made by me therein.

         13. NOTICES. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) must be in writing, and is sufficiently given if sent to the addressees in person, by overnight courier service, or, if mailed, postage prepaid, by certified mail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. All communications to me should be sent to my preferred address on the signature page hereto. All communications to the Company should be sent to the addresses set forth on SCHEDULE 1. Each party may designate another address by notice to the other parties.

         14. ORAL EVIDENCE. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally, but rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

         15. SECTION HEADINGS. Section headings herein have been inserted for reference only and will not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

         16.  SURVIVAL  OF  REPRESENTATIONS,   WARRANTIES  AND  AGREEMENTS.  The
representations, warranties and agreements contained herein will survive the delivery of, and the payment for, the Securities.

         17. ACCEPTANCE OF SUBSCRIPTION. The Company may accept this Subscription Agreement at any time on or before the Termination Date for all or any portion of the Securities subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

         SIGNATURE PAGE FOR INDIVIDUAL INVESTORS - COMPLETE ALL INFORMATION
         ---------------------------------------

Name: ____________________  Name of Joint Investor (if any): ___________________

Residence Address:  ____________________________________________________________

Telephone:  (H) ___________________ (W) _____________________ Fax ______________

Occupation: _________________________   Employer: ______________________________

Business Address: _____________________________________________________________

Send communications to:   |_| Home      |_| Office

Age:  _______________

Social Security Number:  ____________________


Check Manner in which securities are to be held:


[  ]                        [  ]                      [  ]
    Individual                  Tenants in                Joint Tenants with
    Ownership                   common                    Right of Survivorship
                                                          (both parties must
                                                          sign)


[  ]
    Community                                         [  ]
    Property                                              Other (please
                                                          indicate)

ALL INVESTORS MUST SIGN AND PRINT NAME BELOW


Signature:        _______________________________

Print Name:       _______________________________

Signature:        _______________________________

Print Name:       _______________________________

The foregoing subscription is accepted as to _________________ Units and the Company hereby agrees to be bound by its terms.

                                         TII INDUSTRIES, INC.


Dated:   ______________________          By:_____________________________
                                             Name:  Paul G. Sebetic
                                             Title: Vice President - Financial

SIGNATURE PAGE FOR ENTITY INVESTORS - COMPLETE ALL INFORMATION
-----------------------------------

Name of Entity: ________________________________________________________________

Address of Principal Office:  __________________________________________________
Telephone:   ___________________          Fax:  ___________________

Taxpayer Identification Number:  ______________________

Check type of Entity:

[   ]                              [   ]                 [   ]                       [   ]
                                                                                            Individual Retirement
          Employee Benefit              Limited                  General                        Account
      Plan Trust                     Partnership              Partnership

[   ]                              [   ]                 [   ]                       [   ]

       Limited                           Trust                  Corporation          Other (please indicate)
       Liability                                                                      __________________
       Company

Date of Formation or incorporation: ___________   State of Formation or incorporation: __________

Describe the business of the Entity: ___________________________________________

------------------------------------------------------------------------------

List the names and positions of the executive officers, managing members, partners or trustees authorized to act with respect to investments by the Entity generally and specify who has the authority to act with respect to this investment.

    ------------------------------------------------- ------------------------------------- ------------------------------
                                                                                                 Authority for this
    Name                                              Position                                 investment (yes or no)
    ------------------------------------------------- ------------------------------------- ------------------------------
    ------------------------------------------------- ------------------------------------- ------------------------------

    ------------------------------------------------- ------------------------------------- ------------------------------

    ------------------------------------------------- ------------------------------------- ------------------------------

    ------------------------------------------------- ------------------------------------- ------------------------------


    --------------------------------------------------- ------------------------------------------------------------
    INVESTOR:                                                 The foregoing subscription is accepted as to ____________
                                                              Units and the Company hereby agrees to be bound by its
                                                              terms.

                                                              TII INDUSTRIES, INC.
    ---------------------------
    Signature of Authorized Signatory

                                                              By: _____________________________
    Name:                                                            Name:  Paul G. Sebetic
    Title:                                                           Title: Vice President - Financial
    --------------------------------------------------- ------------------------------------------------------------

                                   SCHEDULE 1

1. Subscription. TII INDUSTRIES, INC. is offering a minimum of 1,300,000 and a maximum of 1,800,000 Units, each consisting of one share of the Company's Common Stock, par value $0.01 per share ("Common Stock"), and one Redeemable Common Stock Purchase Warrant ("Warrant"). The per-Unit offering price shall be equal to 75% of the average of the mean between the closing bid and closing asked prices for the Common Stock for the five consecutive trading days ending on the last trading day prior to the closing of the Offering (100% of such average being referred to as the "Market Price"), with a minimum offering price of $1.75 and maximum offering price of $3.00. Each investor must subscribe for a minimum of $50,000, although a lower amount may be accepted in the discretion of the Company and M.H. Meyerson. The actual number of Units each Investor will receive will be based upon the actual per-Unit offering price. Any monies deposited by an Investor in excess of such Investor's actual accepted investment will be promptly returned without interest or deduction following the Closing. The form of the Warrant is attached as Exhibit B to the Memorandum.

2. Offering Period. The Company is offering the Securities until the earlier of (i) the date by which 1,800,000 Units are sold, or (ii) June 29, 2000, unless such newer date is extended, which may be without notice, to the Investor, by the mutual consent of M.H. Meyerson and the Company to a date not later than August 14, 2000 ("Termination Date").

3. Purchase. You must remit payment of the amount subscribed for as follows:

        PNC Bank, NA
        Pittsburgh, PA
        ABA #: 031-207-607
        Account Name: M.H. Meyerson & Co., Inc. - TII Industries Special Account Account #: 8013-62-0715

4.       Not applicable.

5. Closing. In order to close this Offering, the Company must receive and accept subscriptions for a minimum of 1,300,000 Units on or before the Termination Date. A Closing (the "Closing") will be held promptly following the earlier of the

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

         acceptance of subscriptions for 1,800,000 Units and, provided at least 1,300,000 Units are sold, the Termination Date.

6.       Not applicable

         7.1      Obligations of the Company and the Investor.

         1. Registration Rights.

                  (a) Mandatory Registration. The Company shall file, within 45 days after the Closing, a Registration Statement ("Registration Statement") under the Securities Act and make appropriate filings under "blue sky" laws in such states as M.H. Meyerson shall reasonably specify, registering for resale the Common Stock and Warrants included in the Units and the "Extra Warrants" referred to below and the Common Stock underlying the Warrants and the Extra Warrants, and, to the extent permitted, registering the issuance of such Common Stock upon the exercise of the Warrants and Extra Warrants, as the case may be (collectively, the "Registrable Securities"). The Company shall use its best efforts to have the Registration Statement declared effective by the 180th day after the Closing ("Target Date"). If the Registration Statement is not declared effective by the SEC by the Target Date, then on the Target Date and on each monthly anniversary of the Target Date thereafter until the earlier of the effective date of the Registration Statement ("Effective Date") or the nineteenth monthly anniversary of the Target Date, the Company shall issue to each purchaser of Units in the Offering, Warrants ("Extra Warrants") to purchase a number of shares of Common Stock equal to 5% of the number of Warrants purchased by him in the Offering. The Extra Warrants shall have the same terms as the Warrants included in the Units sold in the Offering. The Company shall keep the Registration Statement current and effective until all the securities registered thereunder are sold or can be sold freely under an appropriate exemption under the Securities Act and the "blue sky" laws of the states reasonably specified by M.H. Meyerson, without limitation. The Company shall bear all fees and expenses incurred by the Company in connection with the preparation of the Registration Statement and filing it with the SEC and the NASD, including the fees (no more than $15,000) and disbursement of one special counsel for all of the holders of the Registrable Securities in connection with the registration of the Registration Securities and the preparation, filing, modifying and amending of the Registration Statement. M.H. Meyerson has selected Graubard Mollen & Miller as such special counsel and the investor acknowledges and agrees to this selection.

                  (b) "Piggy-back" Registration. If at any time commencing 180 days after the Closing, if the Registration Statement referred to in
         7.1 (a) above shall not be effective, and the Company shall file a registration statement (excluding registration statements on Forms S-4 and S-8), the holders of the Registrable Securities shall have the right to include the Registrable Securities in such registration statement. If the registration statement is filed in connection with an underwritten offering on behalf of the Company, and the managing underwriters advise the Company in writing that, in their good faith opinion, the number of securities requested to be included in such registration statement exceeds the number which can be sold in such offering, the Company will include in such registration statement the Registrable Securities provided that such holders agree not to sell any of such Registrable Securities for a period of 90 days from the effective date of such Registration Statement without the prior consent of such managing underwriter. The Company shall keep the Registration Statement

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

         effective and current until the earlier of the date by which all the securities registered thereunder have been sold or can be sold freely under an appropriate exemption under the Securities Act.

                  (c) Indemnification by Company. The Company shall indemnify the Holders of the Registrable Securities to be sold pursuant to any registration statement hereunder, the officers and directors of each Holder and each person, if any, who controls such Holders within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any state securities law or regulation, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party or otherwise) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law, arising from such registration statement or based upon any untrue statement or alleged untrue statement of a material fact contained in
         (i) any preliminary prospectus, the registration statement or prospectus (as from time to time each may be amended and supplemented);
         (ii) any post-effective amendment or amendments or any new registration statement and prospectus in which is included the Underlying Common Shares; or (iii) any application or other document or written communication (collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Underlying Common Shares under the securities laws thereof or filed with the Securities and Exchange Commission, any state securities commission or agency, Nasdaq or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission is made in reliance upon, and in conformity with, written information furnished to the Company by and with respect to such registered holders ("Purchaser Information") expressly for use in any preliminary prospectus, the registration statement or prospectus (including any new registration and prospectus), or any amendment (including any post-effective amendment) or supplement thereof, or in any application, as the case may be, or unless the indemnities failed to deliver a final prospectus in which the material misstatement or omission was corrected. The Company agrees promptly to notify such Holders of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale or resale of the Underlying Common Shares or in connection with the registration statement or prospectus.

                  (d) Successors and Assigns. The registration rights granted to the holders of the Registrable Securities inure to the benefit of all the holders' successors, heirs, pledges, assignees, transferees and purchasers of any of the Registrable Securities.

                  (e) Permissible Delays and Exceptions

                     (i) The Company shall be entitled to postpone the filing of any Registration Statement otherwise required to be prepared and filed by it (other than the Registration Statement required under Section 7.1.1(a) of this Schedule 1) or suspend keeping any Registration Statement or

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

         prospectus current and/or effective without suspending such effectiveness by instructing the holders of Registrable Securities not to sell any Registrable Securities included in any such Registration Statement for a period not to exceed 15 calendar days in any consecutive 120-day period and not to exceed 23 calendar days in any consecutive 365-day period, if the Company would be required to disclose in such Registration Statement any material business situation, transaction or negotiation not otherwise disclosed as to which the Company's Board of Directors has determined, in good faith, that valid, significant and material business reasons exist that warrant that such information not be disclosed and, in the opinion of counsel to the Company, such disclosure would be required in the Registration Statement to keep the corresponding prospectus current. Nothing in this Section 7.1.1(e) shall relieve the Company of its obligation to issue Extra Warrants pursuant to Section 7.1.1(a) of this
         Schedule 1.

                     (ii) The Company shall not be obligated to include in any Registration Statement the Registrable Securities held by any holder thereof unless such holder has furnished to the Company in writing the information regarding such holder required by law to be disclosed in such Registration Statement pursuant to Sections 507 and 508 of Regulation S-K promulgated under the Securities Act.

         8.-12.   Not Applicable.

         13.      Notices.  All communications to the Company should be sent to:


                           TII Industries, Inc.
                           1385 Akron Street
                           Copiague, New York 11726
                           Attention: Chief Financial Officer
                                    (631) 789-5000 (phone)
                                    (631) 789-2228 (fax)

                  with copies to:

                  1.       Parker Chapin LLP
                           The Chrysler Building
                           405 Lexington Avenue
                           New York, New York 10174
                           Attention: Richard A.  Rubin, Esq.
                                    (212) 704-6130 (phone)
                                    (212) 704-6288 (fax)

M.H. Meyerson & Co., Inc.
                           525 Washington Boulevard
                           34th Floor
                           Jersey City, New Jersey  07310
                           Attention: Ronald J.  Heller
                           (800) 444-4114 (phone)
                           (201) 459-9458 (fax)

                  and

                           Graubard Mollen & Miller

                           600 Third Avenue
                           New York, New York 10016
                           Attention: David Alan Miller, Esq.
                           (212) 818-8661 (phone)
                           (212) 818-8881 (fax)

         14. - 17.         Not applicable


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